4. NOTES PAYABLE	3 Months Ended
Mar. 31, 2014
Debt Disclosure [Abstract]
4. NOTES PAYABLE

4. NOTES PAYABLE

Notes payable as of March 31, 2014 and December 31, 2013 consists of the following:

	March 31, 2014	December 31, 2013

Lafayette Community Bank A term loan secured by a stockholder, payable in monthly installments of $2,587 commencing in December 25, 2009 but refinanced in May 2011. The loan is due in full on May 18, 2016. Interest accrues monthly at 7.5% per annum.	66,156	72,596
Stockholder Demand loan payable with interest at 5% per month. The loan is secured by the Company’s accounts receivable. The note payable matured on December 17, 2009 at which the debt became due and payable and therefore the loan is currently in default.	50,000	50,000
Investor An unsecured loan from an investor, payable in monthly installments of $5,000 commencing July 1, 2013 until paid in full. The loan bears no interest and is the amount due as a result of a settlement of the stock settlement payable mentioned below.	35,000	45,000
Chase A secured loan to finance the purchase of a truck, payable monthly in installments of $533, which includes interest at 5.34% per annum.	2,546	4,618
TOTAL	$153,702	$172,214

Less current portion	114,544	126,116

Non-current portion	$39,158	$46,098

Principal payments for the next five years ending March 31:

2015	$114,544
2016	29,093
2017	10,065
Thereafter	0
TOTAL	$153,702